Exhibit 10.7

THIRD AMENDMENT

THIRD AMENDMENT, dated as of September 26, 2008 (this “Amendment”), to the CREDIT AGREEMENT, dated as of June 12, 2006 (as amended on March 21, 2007 and July 2, 2008 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among CELLU PAPER HOLDINGS, INC., CELLU TISSUE HOLDINGS, INC. (the “Borrower”), INTERLAKE ACQUISITION CORPORATION LIMITED, the Loan Guarantors party thereto, the lenders party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as US Administrative Agent (in such capacity, the “Administrative Agent”) and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent (the “Canadian Administrative Agent”).

RECITALS

A.            WHEREAS, the Borrower has requested that the Lenders increase the amount of the Canadian Commitments by $2,000,000 and reduce the amount of the US Commitments by an equal amount;

B.            WHEREAS, the Lenders are willing to agree to such amendments and provide certain other waivers and amendments, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.             Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.              Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by:

(a) in the definition of “US Commitment”, deleting the amount “US$57,000,000” and substituting therefor the amount “US$55,000,000”; and

(b) in the definition of “Canadian Commitment”, deleting the amount “US$3,000,000” and substituting therefor the amount “US$5,000,000”.

3.             Amendments to Section 5.09. Section 5.09 of the Credit Agreement is hereby amended by deleting the word “A+” in the second line thereof and substituting therefor the word “A-”.

4.             Waiver. The Lenders hereby waive for the purpose of Section 2 of this Amendment the requirement under Section 2.10(c) of the Credit Agreement that each reduction of the US Commitments be in a minimum amount equal to US$3,000,000.

5.             Condition to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received this Amendment, duly executed and delivered by the Loan Parties and the Lender.

6.             Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

7.             Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           The representations and warranties of the Borrower set forth in Article III of the Credit Agreement as amended hereby are true and correct in all material respects as of the date hereof.

8.             Fees, Costs and Expenses. The Borrower agrees to (i) pay to the Administrative Agent any amendment fees previously agreed in connection with this Amendment and (ii) reimburse the Administrative Agent for all reasonable fees, costs and expenses incurred by it in connection with this Amendment, including but not limited to the reasonable fees, costs and expenses of counsel.

9.             Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CELLU PAPER HOLDINGS, INC.

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

CELLU TISSUE HOLDINGS, INC.

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

INTERLAKE ACQUISITION CORPORATION
LIMITED

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

CELLU TISSUE LLC

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

CELLU TISSUE CORPORATION - NATURAL DAM

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

Signature page to Third Amendment

CELLU TISSUE CORPORATION – NEENAH

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

COASTAL PAPER COMPANY

By:	Van Paper Company,
its Managing Partner

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

VAN PAPER COMPANY

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

VAN TIMBER COMPANY

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

MENOMINEE ACQUISITION CORPORATION

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

CELLU TISSUE-CITYFOREST LLC

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

Signature page to Third Amendment

CELLU TISSUE - HAUPPAUGE, LLC

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

CELLU TISSUE - THOMASTON, LLC

By:	/s/ David J. Morris
Name: David J. Morris
Title: Senior Vice President and Chief Financial
Officer

Signature page to Third Amendment

JPMORGAN CHASE BANK, N.A„ individually, as US
Administrative Agent, Issuing Bank, Swingline Lender
and a Lender

By:	/s/ John M. Hariaczyl
	Name:	John M. Hariaczyl
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH, individually and as Canadian Administrative
Agent and a Lender

By:
Name:
Title:

Signature page to Third Amendment

JPMORGAN CHASE BANK, N.A„ individually, as US
Administrative Agent, Issuing Bank, Swingline Lender
and a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH, individually and as Canadian Administrative
Agent and a Lender

By:	/s/ Michael N. Tam
	Name:	Michael N. Tam
	Title:	Senior Vice President

Signature page to Third Amendment